Exhibit 10.20


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 30, 2002, amends that certain Credit Agreement, dated as of June 27, 2001 (as amended by the First Amendment to Credit Agreement, dated as of March 28, 2002, the "Credit Agreement"), among Pinnacle Foods, Inc. (now known as Pennexx Foods, Inc.), as the Borrower, and Smithfield Foods, Inc., as the Lender.

         The Borrower has requested that the Lender make certain changes to the Credit Agreement and the Lender has agreed to make those changes to the Credit Agreement as set forth herein.

         NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

A. The Credit Agreement is amended in the following respects:

1. Section 1.1 Defined Terms is hereby amended by revising or adding the following respective definitions to read in their entireties, as follows:

         "Commitment Amount" means $30,000,000 minus the aggregate amount of the financial obligation of the Lender, if any, as guarantor of any of the Tabor Road Operating Leases.


         "Construction Inspector" means an engineer or other professional selected and retained by the Lender.

         "Draw Request" means a Borrowing Request with respect to the Smithfield Tabor Road Loans, in the form of a properly completed and executed written application by the Borrower (and others as reasonably required by the Lender) to the Lender on AIA Form G-702 and G-703 (or on another form approved by the Lender) setting forth the amount of proceeds desired, together with such applications, schedules, affidavits, releases, waivers, statements, invoices, bills and other documents, certificates and information in each case as may be reasonably required by the Lender.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Loan Documents" means, collectively, this Agreement, the Note, the Security Agreement, the Mortgage, the Tabor Road Operating Leases and each other instrument or document executed and delivered pursuant to or in connection with this Agreement and the other Loan Documents.

         "Mortgage" means the Open End Mortgage and Security Agreement, dated as of April 2, 2002, from Borrower to Lender, as the same may be amended from time to time.


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         "PIDA  Tabor  Road  Loans"  means in  connection  with the  Tabor  Road
Property,   loans  from  or  through  the  Philadelphia  Industrial  Development
Corporation,  the Philadelphia Authority for Industrial Development,  and/or the
Pennsylvania   Industrial  Development  Authority  (including  the  issuance  of industrial revenue bonds by any such entity), not to exceed Twelve Million Dollars ($12,000,000) in the aggregate.

         "Plans"   means  any  plans  and   specifications   pertaining  to  the
construction and refurbishing of the improvements located on the Tabor Road Property, as reviewed and approved by the Lender.

         "Smithfield Tabor Road Loans" means Loans made by the Lender in accordance with the terms of the Credit Agreement, as amended hereby, in amounts not to exceed, in the aggregate, (a) $18,300,000 (or such greater amount as shall be approved by the Lender pursuant to one or more capital appropriation requests executed after the date of this Second Amendment to Credit Agreement) minus (b) the aggregate amount of the financial obligation of the Lender, if any, as guarantor of any of the Tabor Road Operating Leases. For the avoidance of doubt, (i) the Smithfield Tabor Road Loans are a part of, and not in addition to, the Commitment Amount and (ii) the reference to operating leases in this definition has no effect on the prohibition against the creation, incurrence, assumption or suffering to exist of any Indebtedness, including, without limitation, Capitalized Lease Liabilities.

         "Tabor Road Operating Leases" means the operating leases for equipment installed at the Tabor Road Property for which Borrower is the lessee.

         "Tabor Road Permitted Financing Transactions" means the Smithfield Tabor Road Loans, the PIDA Tabor Road Loans, and the Tabor Road Operating Leases.

         "Title Insurance" is defined in Section 5.2.2(b)(iv).

2. Section 2.3 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

         Section 2.3  Borrowing Procedures.
                      --------------------

                  (a) With respect to all Loans, other than Smithfield Tabor Road Loans, by delivering a duly completed and executed Borrowing Request to the Lender on or before 10:00 a.m. (New York City time), on a Business Day, the Borrower may from time to time irrevocably request that advances be made pursuant hereto one Business Day thereafter. All such Loans shall be made in a minimum amount of $100,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Commitment. The proceeds of all Loans requested pursuant to this Section 2.3(a) shall be used solely for the purposes described in the first sentence of Section 4.1.

                  (b) With respect to Smithfield Tabor Road Loans, by delivering a duly completed and executed Draw Request to the Lender on or before 10:00 a.m. (New York City time), on a Business Day, the Borrower may from time to time irrevocably request that advances be made pursuant hereto. The Lender shall, only upon the satisfaction of all applicable conditions hereof and the other Loan Documents, make the requested Smithfield Tabor Road


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

Loan to the Borrower as promptly as practicable, but in any event within five
(5) Business Days after such satisfaction. The proceeds of all Loans requested pursuant to this Section 2.3(b) shall be used solely for the purposes described in the second sentence of Section 4.1.

3. Section 4.1 is hereby amended by deleting the text thereof and replacing it with the following:

         Section 4.1 Use of Proceeds. The Borrower shall apply the proceeds of the Loans requested pursuant to Section 2.3(a) to finance Inventory or Receivables or for general corporate purposes or, with the Lender's prior written consent, to purchase machinery and equipment. The Borrower shall apply the proceeds of the Smithfield Tabor Road Loans exclusively (a) to purchase the Tabor Road Property, (b) to refurbish the improvements located on the Tabor Road Property and (c) to purchase and install machinery, equipment and fixtures to be used and located at the Tabor Road Property, subject, however, to the limitations set forth in Section 7.2.7.

4. Section 5.2.2 is hereby amended by deleting all of the text thereof in its entirety and replacing it with the following:

         Section 5.2.2  Borrowing Requests, Draw Requests, etc.

         (a) Loans Other than Smithfield Tabor Road Loans. With respect to all Loans, other than Smithfield Tabor Road Loans, the Lender shall have received, as herein provided, a duly completed and executed Borrowing Request. Each delivery of a Borrowing Request and the acceptance of the Borrower of the proceeds of such Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan (both immediately before and after giving effect to such Loan and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

         (b) First Funding of Smithfield Tabor Road Loans After Second Amendment. The obligation of the Lender to fund the first Draw Request under the Smithfield Tabor Road Loans that is requested from the Borrower on or after December 30, 2002 shall be subject to the prior or concurrent fulfillment of each of the following conditions precedent to the satisfaction of the Lender:

                  (i) The Lender shall have received, as herein provided, the Draw Request executed and certified by the Borrower and accompanied by the invoices showing amounts to be paid with the proceeds of the Smithfield Tabor Road Loan. Each delivery of a Draw Request and the acceptance of the Borrower of the proceeds of such Smithfield Tabor Road Loan shall constitute a representation and warranty by the Borrower that on the date of such Smithfield Tabor Road Loan (both immediately before and after giving effect to such Smithfield Tabor Road Loan and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct;

                  (ii) The Construction Inspector shall have made such inspection of the work described in the Draw Request as he deems appropriate and shall have approved the Smithfield Tabor Road Loan described in the Draw Request, such approval not to be unreasonably withheld or delayed;

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


                  (iii) The Borrower shall have executed and delivered to the Lender an Amended and Restated Mortgage in the form attached hereto as Exhibit A;

                  (iv) The Lender shall have received an endorsement to its policy of mortgagee title insurance (the "Title Insurance") insuring the lien of the Mortgage, increasing the amount of insurance to Six Million Dollars ($6,000,000) (and acknowledging liability under such Title Insurance in the amount of $6,000,000 or, alternatively, containing no pending disbursements clause), which Title Insurance shall be reasonably satisfactory to the Lender and its counsel, shall provide affirmative coverage against mechanics' and materialmen's liens, shall insure the right of access and shall not contain any exceptions that have not been agreed to by Lender and its counsel;

                  (v) No mechanics' or materialmen's lien or other encumbrance shall have been filed and remain in effect against the Tabor Road Property, and releases or waivers of mechanics' liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Tabor Road Property shall have been obtained, which releases or waivers may be contingent upon the payment of amounts from the proceeds of such Smithfield Tabor Road Loan and specifically included in the Draw Request for such Smithfield Tabor Road Loan;

                  (vi) The Tabor Road Property shall not have been damaged and not repaired (unless the Lender determines to its reasonable satisfaction within thirty (30) days after the occurrence of such damage that such damage is fully insured, that the insurer will pay the insurance proceeds on a timely basis and that the Borrower will complete the repair on a schedule which is acceptable to the Lender and which will not in any event delay the completion date of the Tabor Road Property for a period of more than sixty (60) days); and

                  (vii) The Borrower shall have provided to the Lender a schedule of all Tabor Road Operating Leases as of the date of such Draw Request.

         (c) Interim Funding of Smithfield Tabor Road Loans. The obligation of the Lender to fund each subsequent advance under the Smithfield Tabor Road Loans after funding the first Draw Request pursuant to Section 5.2.2(b) above shall be subject to the prior or concurrent fulfillment to the Lender's satisfaction of each of the following conditions precedent as to each such subsequent advance:

                  (i) The Lender shall have received, as herein provided, the Draw Request executed and certified by the Borrower and accompanied by the invoices showing amounts to be paid with the proceeds of the Smithfield Tabor Road Loan. Each delivery of a Draw Request and the acceptance of the Borrower of the proceeds of such Smithfield Tabor Road Loan shall constitute a representation and warranty by the Borrower that on the date of such Smithfield Tabor Road Loan (both immediately before and after giving effect to such Smithfield Tabor Road Loan and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct;

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


                  (ii) The Construction Inspector shall have made such inspection of the work described in the Draw Request as he deems appropriate and shall have approved the Smithfield Tabor Road Loan described in the Draw Request, such approval not to be unreasonably withheld or delayed;

                  (iii) At the reasonable request of the Lender, the Title Insurance shall have been endorsed and down-dated in a manner reasonably satisfactory to the Lender to bring forward the effective date of the Title Insurance to the date of funding of such Draw Request with no additional title change or exception objectionable to the Lender;

                  (iv) No mechanics' or materialmen's lien or other encumbrance shall have been filed and remain in effect against the Tabor Road Property, and releases or waivers of mechanics' liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Tabor Road Property shall have been obtained, which releases or waivers may be contingent upon the payment of amounts from the proceeds of such Smithfield Tabor Road Loan and specifically included in the Draw Request for such Smithfield Tabor Road Loan;

                  (v) The Tabor Road Property shall not have been damaged and not repaired (unless the Lender determines to its reasonable satisfaction within thirty (30) days after the occurrence of such damage that such damage is fully insured, that the insurer will pay the insurance proceeds on a timely basis and that the Borrower will complete the repair on a schedule which is acceptable to the Lender and which will not in any event delay the completion date of the Tabor Road Property for a period of more than sixty (60) days); and

                  (vi) The Borrower shall have provided to the Lender a schedule of all Tabor Road Operating Leases as of the date of such Draw Request.

         (d) Final Funding of Smithfield Tabor Road Loan. In addition to the fulfillment of the conditions precedent contained in Section 5.2.2(c) above, the obligation of the Lender to fund the final advance under the Smithfield Tabor Road Loans shall be subject to the prior or concurrent fulfillment to the Lender's satisfaction of each of the following conditions precedent:

                  (i) The Lender shall have received a certificate from the Borrower certifying that, to its knowledge, the Tabor Road Property has been completed and the Tabor Road Property has been equipped in accordance with, and as completed complies with all laws and governmental requirements; and, if it is reasonably available to the Borrower, the Lender shall have received three (3) sets of detailed "as built" plans approved in writing by the Borrower;

                  (ii) The Lender shall have received from Borrower final affidavits (in a form reasonably satisfactory to the Lender) from all contractors, subcontractors, materialmen and other parties who have supplied labor, materials or services for the construction of the Tabor Road Property and that are receiving payment for such labor,

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

materials or services from the proceeds of the final advance under the Smithfield Tabor Road Loans certifying that such parties have been paid in full for all labor and materials for construction of the Tabor Road Property and final lien releases or waivers (in a form reasonably satisfactory to the Lender) from all such parties;

                  (iii) The Title Insurance shall be endorsed to acknowledge liability in the full amount of the value of the real property, improvements and fixtures at the Tabor Road Property (if not already so acknowledged), to remove any exception for mechanics' or materialmen's liens, to remove any "pending disbursements" clause contained therein, and with no additional title change or exception objectionable to the Lender and with such other endorsements as the Lender may reasonably request and permitted by applicable title insurance rules;

                  (iv) The Lender shall have received a certificate from the Borrower certifying that, to its knowledge, all laws and governmental requirements have been satisfied, together with evidence reasonably satisfactory to the Lender that all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Tabor Road Property are in full force and effect and have not been revoked, canceled or modified, except any license, certificate or permit that cannot be obtained until the Tabor Road Property has been in operation for a period of time, provided that the Borrower certifies that it knows of no reason that such license, certificate or permit cannot be obtained after such time; and

                  (v) The Borrower shall have provided to the Lender a schedule of all Tabor Road Operating Leases as of the date of such Draw Request.

5. Section 7.1 Affirmative Covenants is hereby amended by revising or adding the following sections to read in their entirety as follows:

         The phrase " as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of the Borrower," contained in Section 7.1.1(a) is hereby deleted and the phrase "contemporaneously with the filing of the Borrower's Quarterly Report on Form 10-Q or Form 10-QSB with the Securities and Exchange Commission," is substituted therefor.

         Section 7.1.1(a) is hereby amended by adding the following parenthetical phrase at the end of such subsection : "(it being further understood that the Borrower shall provide to the Lender a draft of such financial information not later than five Business Days prior to the date that the Borrower's Quarterly Report on Form 10-Q or Form 10-QSB is required to be filed with the Securities and Exchange Commission)"

         The phrase " as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower," contained in Section 7.1.1(b) is hereby deleted and the phrase "contemporaneously with the filing of the Borrower's Annual Report on Form 10-K or Form 10-KSB with the Securities and Exchange Commission," is substituted therefor.

         Section 7.1.1(b) is hereby amended by adding the following parenthetical phrase at the end of such subsection : "(it being further understood that the Borrower shall provide to the Lender a draft of such financial information not later than five Business Days prior to the date

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


that the Borrower's Annual Report on Form 10-K or Form 10-KSB is required to be filed with the Securities and Exchange Commission)"

         The reference to "seven days" contained in Section 7.1.1(i) is hereby deleted and "10 days" is substituted therefor.

         Section 7.1.2 is hereby amended by adding the following clauses (c) and
(d) at the end of such section:

         (c) the compliance by the Borrower with its obligations under the Exchange Act and the rules and regulations promulgated thereunder, including, without limitation, Section 13(b) of the Exchange Act; and

         (d) the compliance by the Borrower with its obligations under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

         Section 7.1.9 Tabor Road Property Transactions. In connection with the Smithfield Tabor Road Loans, the Borrower agrees to execute and deliver a mortgage and security agreement in favor of the Lender, which mortgage and security agreement shall be in form and substance reasonably satisfactory to the Lender, creating first priority liens on the Tabor Road Property and all fixtures and equipment located at the Tabor Road Property. The Borrower shall apply the proceeds from any PIDA Tabor Road Loan to repay the Lender for Loans made hereunder immediately upon receipt thereof. Upon receipt of such proceeds, the Lender agrees to execute a subordination and/or intercreditor agreement in form and substance satisfactory to the Lender and to the lender or lenders making the PIDA Tabor Road Loans (and the purchaser of any industrial revenue bonds included in the PIDA Tabor Road Loans) subordinating the Lender's rights and priority under the Mortgage to the rights and priority of the liens of the lender or lenders making the PIDA Tabor Road Loans and the purchaser of any such industrial revenue bonds.

         Section 7.1.10 Direct Advances. The Borrower hereby irrevocably authorizes the Lender (but the Lender shall have no obligation), upon the occurrence and continuance of a Default or an Event of Default, to advance and incur such expenses as the Lender reasonably deems necessary for the completion of the Tabor Road Property, the purchase of fixtures and equipment to be located thereon and to preserve the Tabor Road Property and any other security for the Smithfield Tabor Road Loans, and such expenses, even though in excess of the amount of the Smithfield Tabor Road Loans, shall be secured by the Loan Documents and shall be payable to the Lender on demand. The Lender may disburse any portion of any Smithfield Tabor Road Loans at any time, and from time to time, to persons other than the Borrower for the purposes specified in this
Section 7.1.10 and the amount of Smithfield Tabor Road Loans to which the Borrower shall thereafter be entitled shall be correspondingly reduced.

         Section 7.1.11 Plans. The Borrower assumes full responsibility for the compliance of the Tabor Road Property and all improvements, fixtures and equipment located thereon with all laws, governmental requirements and sound building and engineering practices. No plans or specifications shall be included as part of the Plans until consented to by the Lender, all applicable governmental authorities and all parties required under the Loan Documents or otherwise.

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         Section 7.1.12  Construction  of the Tabor Road Property.  The Borrower
shall prosecute the construction and equipping of the Tabor Road Property with diligence and continuity, in a good and workmanlike manner, and in accordance
with  sound  building  and  engineering  practices,   all  applicable  laws  and
governmental requirements and the Loan Documents. The Borrower shall complete construction and equipping of the Tabor Road Property free and clear of all liens, except for liens contemplated by the Loan Documents, and shall obtain an unconditional certificate of occupancy and all other permits, licenses and approvals for the occupancy, use and operation of the Tabor Road Property from all applicable governmental authorities, other than any license, certificate or permit which cannot be obtained until the Tabor Road Property has been in operation for a specific period of time, provided the Borrower has no reason to believe such license, certificate or permit will not be obtained at the expiration of such period. In lieu of providing an unconditional certificate of occupancy, the Borrower may provide a temporary or conditional certificate of occupancy if it is accompanied by a list of items remaining to be completed or corrected in order to obtain an unconditional certificate of occupancy together with a written statement signed by an officer of the Borrower to the effect that the Borrower is proceeding to complete or correct such items in a timely manner, and such evidence as the Lender may reasonably request of its ability to do so, and if the Borrower continues to use its commercially reasonable best efforts to obtain an unconditional certificate of occupancy and delivers a copy of such unconditional certificate of occupancy to the Lender within a reasonable time. The Borrower shall correct promptly (a) any material defect in the improvements, fixtures or equipment located at the Tabor Road Property, (b) any material departure from any applicable law or governmental requirements, or (c) any encroachment on any building setback line, easement, property line or restricted area.

         Section 7.1.13 Changes. Without the Lender's prior written consent, the Borrower shall not change or modify the Plans, agree to any change order or allow any extras to any contractor or any subcontractor.

         Section 7.1.14 Assignment of Contracts and Plans. As additional security for the payment of the Smithfield Tabor Road Loans, the Borrower hereby collaterally transfers and assigns to the Lender all of the Borrower's rights and interest, but not its liabilities, in, under and to all construction, architectural, engineering and design contracts and the Plans. The Borrower represents and warrants that the copy of any contract furnished or to be furnished to the Lender is and shall be a true and complete copy thereof as of the date delivered to the Lender, that there have been no modifications thereof which are not fully set forth in the copies delivered and that the Borrower's interest therein is not subject to any claim, setoff or encumbrance. Neither this assignment nor any action by the Lender shall constitute an assumption by the Lender of any obligation under any contract or with respect to the Plans, and the Borrower shall continue to be liable for all obligations of the Borrower with respect thereto; and the Borrower hereby agrees to perform all of its obligations under any contract to which it is a party relating to the Tabor Road Property. The Lender shall have the right at any time upon the occurrence and continuance of a Default or an Event of Default (but shall have no obligation) to take in its name or in the name of the Borrower such action as the Lender may determine is necessary to cure any default under any contract or with respect to the Plans or to protect

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the rights of the Borrower or the Lender with respect thereto. The Lender shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. The Borrower indemnifies and holds the Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, reasonable attorneys' fees and expenses) incurred in connection with the Borrower's failure to perform such contracts or any action taken by the Lender other than any loss, cost, liability or expense arising solely by reason of the Lender's gross negligence or willful misconduct. Upon the occurrence of a Default or an Event of Default, the Lender may use the Plans for any purpose relating to the Tabor Road Property. The Borrower irrevocably constitutes and appoints the Lender as the Borrower's attorney-in-fact, which power of attorney shall be irrevocable and coupled with an interest, in the Borrower's name or in the Lender's name to enforce all rights of the Borrower under any contract or with respect to the Plans; provided, however, that the Lender shall not exercise its rights as attorney-in-fact until and unless a Default or an Event of Default shall have occurred and be continuing. The rights of the Lender set forth in this Section 7.1.14 (including, without limitation, the collateral transfer and assignment set forth in the first sentence hereof and the power of attorney granted in the previous sentence) shall be null and void and of no force or effect upon completion of (a) the purchase of the Tabor Road Property, (b) the refurbishing of the improvements located on the Tabor Road Property and (c) the purchase and installation of the machinery, equipment and fixtures to be used and located at the Tabor Road Property.

         Section 7.1.15 Reports and Vouchers. The Borrower shall (a) promptly deliver to the Lender copies of all reports, studies, inspections and tests made on the Tabor Road Property or any materials to be incorporated into the Tabor Road Property; (b) make additional tests the Lender reasonably requires; and (c) deliver to the Lender on demand any contracts, bills of sale, statements, receipted vouchers or agreements under which the Borrower claims title to any equipment or other materials, fixtures or articles incorporated or to be incorporated in the Tabor Road Property or otherwise subject to a lien or security interest in favor of the Lender. The Borrower shall immediately notify the Lender of such report, study, inspection or test that indicates any materially adverse condition in the Tabor Road Property.

         Section 7.1.16 Final Affidavits; Lien Release and Waivers. The Borrower shall use its good faith reasonable efforts to obtain and provide to Lender (a) affidavits (in a form reasonably satisfactory to the Lender) from all contractors, subcontractors, materialmen and other parties who have supplied labor, materials or services for the construction of the Tabor Road Property and that have been paid in full for such labor, materials or services prior to December 30, 2002, certifying that such parties have been paid in full for all labor, materials and services for construction of the Tabor Road Property and
(b) lien releases or waivers (in a form reasonably satisfactory to the Lender) from all such parties.

6. Section 7.2.7 Capital Expenditures, etc. is hereby amended by revising the final sentence thereof to read as follows:

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


Notwithstanding the foregoing and provided that no Default or Event of Default shall have occurred and be continuing, the Borrower shall be permitted to make Capital Expenditures in connection with the Tabor Road Property in amounts not to exceed $18,300,000 in connection with (a) the purchase of the Tabor Road Property, (b) the refurbishing of the improvements located on the Tabor Road Property and (c) the purchase and installation of the machinery, equipment and fixtures to be used and located at the Tabor Road Property, provided that evidence of such Capital Expenditures shall be provided to the Lender in accordance with the terms of the Credit Agreement as amended hereby.

7. Section 7.2.13 is hereby amended by adding the following language at the end of the parenthetical phrase contained therein: ("and any agreements executed by Borrower pursuant to any of the Tabor Road Permitted Financing Transactions)".

8. Notwithstanding anything contained in the Credit Agreement or in this Second Amendment to Credit Agreement, Borrower is hereby authorized to enter into the Tabor Road Operating Leases in an aggregate amount not to exceed $12,100,000.

B. The Borrower represents and warrants that, as of the date hereof, no Default or Event of Default has occurred and is continuing. Except as expressly amended hereby, the Borrower acknowledges and confirms that the Credit Agreement and the Borrower's obligations under the Loan Documents remain in full force and effect.

C. Notwithstanding any previous waivers, indulgences or forbearance extended by the Lender to the Borrower, the Borrower hereby agrees to strictly comply with all of the provisions of this Agreement and the other Loan Documents.

D. This Second Amendment to Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

E. This Second Amendment to Credit Agreement and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.



                  [Remainder of Page Intentionally Left Blank]

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


         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Credit Agreement as of the day and year first above written.



SMITHFIELD FOODS, INC.,                       PENNEXX FOODS, INC.,
a Virginia corporation                        a Pennsylvania corporation,
                                              f/k/a Pinnacle Foods, Inc.



By: /s/ Dan G. Stevens                       By: /s/ Michael D. Queen
    --------------------                       --------------------------
Name:  Dan G. Stevens                          Name:  Michael D. Queen
Title: Vice President and                      Title:    President
Chief Financial Officer



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


                                                                 Exhibit A
                                                                 ---------


                          Amended and Restated Mortgage
                          -----------------------------

                             [intentionally omitted]





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